(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
January 31, 2002


Merrill Lynch
North Carolina
Municipal
Bond Fund


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch North Carolina Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



Merrill Lynch North Carolina Municipal Bond Fund,
January 31, 2002


TO OUR SHAREHOLDERS


The Municipal Market Environment
Throughout most of the six-month period ended January 31, 2002, long-term fixed-income interest rates exhibited considerable volatility. During the period, long-term US Treasury bond yields registered slight declines while long-term municipal bond yields were largely unchanged. From early summer through early September 2001, fixed-income yields generally declined. Weak economic growth, exemplified by declines in industrial production and large losses in employment, easily outweighed modest strength in consumer confidence and spending. Consensus was that a meaningful US economic recovery was unlikely before early 2002. Consequently, US equity markets remained under pressure and fixed-income instruments benefited. By the end of August 2001, the Federal Reserve Board had lowered its target for short-term interest rates to 3.50%, cutting interest rates by 300 basis points (3.00%) during the first eight months of 2001.

By early September there were some, albeit few, indications pointing toward the beginning of a US economic recovery. Immediately following the tragedy of the World Trade Center and Pentagon attacks, however, all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001, US gross domestic product growth was reported to have declined 1.3% during the third quarter of 2001. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the terrorist attacks, just prior to the reopening of the stock exchanges. This marked the eighth time in 2001 that the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and revive US business activities, promptly improved fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals and on a financial environment further impaired by the economic losses resulting from the recent attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped support higher bond prices as investors sought the safe haven of US Treasury obligations. At the end of October, the US Treasury announced that it would no longer issue 30-year maturity bonds, triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be-unavailable issues. By the end of October, long-term US Treasury bond yields declined to 4.87%, falling more than 50 basis points in October 2001. Despite additional decreases in its short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales, and recovering US equity markets combined to suggest to many investors that a US economic recovery was far more imminent than had been expected earlier in the fall of 2001. Bond yields rose during November and December 2001 as investors sold securities both to realize recent profits and in anticipation of an early reversal of the Federal Reserve Board's policy. By the end of December, long-term US Treasury bond yields rose to approximately 5.45%.



Merrill Lynch North Carolina Municipal Bond Fund,
January 31, 2002


During January 2002, economic indicators were mixed and fixed-income bond yields remained volatile. The January index of leading economic conditions rose for the third consecutive month signaling that US economic activity is likely to expand later this year. However, employment trends, especially in manufacturing, remained weak, suggesting that recent increases in consumer confidence and spending were fragile. In late January 2002, fourth quarter 2001 gross domestic product growth was initially estimated at 0.2%, reflecting only modest improvement of negative growth from the third quarter of 2001. At month end, the Federal Reserve Board ceased its aggressive series of interest rate reductions by maintaining its overnight interest rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, it was still possible that earlier economic weakness could return should consumer spending decline. At the end of January 2002, long-term US Treasury bond yields stood at 5.43%, a decline of approximately 10 basis points during the past six months.

The municipal bond market displayed a very similar pattern during the January period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly, and tax-exempt bond yields declined in conjunction with US Treasury bond yields for the remainder of the six-month period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October.
As measured by the Bond Buyer Revenue Bond Index, at the end of October 2001, long-term municipal bond yields stood at 5.23%, declining approximately 20 basis points during October.

Similar to its taxable counterpart, the long-term municipal bond market also was unable to maintain the improvements made in September and October 2001. In addition to a slightly stronger financial environment, increased tax-exempt bond issuance during the last three months of the period also put upward pressure on municipal bond yields. By the end of January 2002, long-term tax-exempt revenue bond yields rose to approximately 5.45%. During the last six months, tax-exempt bond yields rose less than five basis points.

Interest rates appear likely to remain near current levels in early 2002 as US economic conditions are expected to remain weak. However, going forward, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-2002.

As inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance for much of 2001 can be expected to continue going forward, any potential increases in municipal bond yields also can be expected to be minimal.


Portfolio Strategy
During the six months ended January 31, 2002, we generally maintained our investment strategy, which focused on keeping a fully invested market position in North Carolina tax-exempt municipal bonds in conjunction with a relatively neutral market position. The goal of our strategy is to seek to produce a high level of tax-exempt income, while positioning the Fund to benefit from expected moves in future interest rates. To this end, we generally favored purchasing premium coupon issues with maturities in the 15-year - 20-year range. This neutral strategy reflects the domestic economy's weak performance as well as the Federal Reserve Board's and Federal Government's economic stimulation. Additionally, our strategy is reflective of the absolute levels of municipal yields, which are near multi-year lows. The Fund's credit quality remained essentially unchanged at relatively high levels. At the end of the period, at least 90% of the Fund's assets were invested in securities rated A or better by at least one of the major bond rating agencies. During the six-month period ended January 31, 2002, the number and size of North Carolina municipal issues did not vary significantly compared to the same six-month period a year ago. However, other municipal issuance increased significantly, aiding us to obtain favorable coupons and maturity structures.



Merrill Lynch North Carolina Municipal Bond Fund,
January 31, 2002


We intend to keep the Fund fully invested in an effort to enhance shareholder tax-exempt income. We will search for opportunities in both new-issue and secondary markets to improve the Fund's structure. We expect to retain our current market stance given our outlook for modest economic growth in the coming months but will move defensively should economic activity prove to be more resilient.


In Conclusion
On December 14, 2001, the Trust's Board of Trustees approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the National Portfolio of Merrill Lynch Municipal Bond Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of the National Portfolio. We thank you for your investment in Merrill Lynch North Carolina Municipal Bond Fund.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Michael Kalinoski)
Michael Kalinoski
Vice President and Portfolio Manager



March 4, 2002



Merrill Lynch North Carolina Municipal Bond Fund,
January 31, 2002



PERFORMANCE DATA


About Fund Performance
Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Merrill Lynch North Carolina Municipal Bond Fund,
January 31, 2002


PERFORMANCE DATA (concluded)


Average Annual Total Return

                                    % Return Without  % Return With
                                      Sales Charge    Sales Charge**
Class A Shares*

One Year Ended 12/31/01                    +3.79%         -0.37%
Five Years Ended 12/31/01                  +5.13          +4.27
Inception (9/25/92) through 12/31/01       +5.83          +5.37

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 12/31/01                    +3.26%         -0.71%
Five Years Ended 12/31/01                  +4.60          +4.60
Inception (9/25/92) through 12/31/01       +5.30          +5.30

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 12/31/01                    +3.16%         +2.16%
Five Years Ended 12/31/01                  +4.49          +4.49
Inception (10/21/94) through 12/31/01      +5.54          +5.54

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                    % Return Without  % Return With
                                      Sales Charge    Sales Charge**
Class D Shares*

One Year Ended 12/31/01                    +3.68%         -0.47%
Five Years Ended 12/31/01                  +5.02          +4.17
Inception (10/21/94) through 12/31/01      +6.08          +5.48

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



Recent Performance Results*

                                                        6-Month        12-Month   Since Inception   Standardized
As of January 31, 2002                                Total Return   Total Return   Total Return    30-Day Yield
ML North Carolina Municipal Bond Fund Class A Shares      +1.84%         +5.16%        +71.47%          3.81%
ML North Carolina Municipal Bond Fund Class B Shares      +1.58          +4.52         +63.54           3.46
ML North Carolina Municipal Bond Fund Class C Shares      +1.53          +4.52         +49.43           3.37
ML North Carolina Municipal Bond Fund Class D Shares      +1.78          +4.95         +55.03           3.72


*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception dates are from 9/25/92 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.



Merrill Lynch North Carolina Municipal Bond Fund,
January 31, 2002


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)

S&P      Moody's     Face
Ratings  Ratings    Amount                               Issue                                                   Value
North Carolina--91.4%

AAA      Aaa        $1,195   Bladen County, North Carolina, GO, 5.60% due 5/01/2018 (e)                         $  1,279

AAA      Aaa           920   Brunswick County, North Carolina, COP, 6% due 6/01/2016 (e)                           1,012

AAA      NR*         1,650   Charlotte, North Carolina, Water and Sewer System Revenue Bonds, DRIVERS,
                             Series 205, 9.58% due 6/01/2012 (h)                                                   1,924

BBB+     A3            500   Chatham County, North Carolina, Industrial Facilities and Pollution Control
                             Financing Authority Revenue Bonds (Carolina Power and Light Company), 6.30%
                             due 6/15/2014                                                                           518

AAA      Aaa         1,000   Cumberland County, North Carolina, COP (Civic Center Project), Series A,
                             6.40% due 12/01/2004 (a)(g)                                                           1,125

AA       NR*           500   Cumberland County, North Carolina, Hospital Facilities Revenue Refunding
                             Bonds (Cumberland County Hospital System Inc.), 5.25% due 10/01/2013                    514

AAA      NR*           500   Durham County, North Carolina, M/F Housing Revenue Bonds (Alston Village
                             Apartments), AMT, 5.65% due 3/01/2034 (c)                                               502

AAA      Aaa           460   Greenville, North Carolina, Combined Enterprise System Revenue Refunding
                             Bonds, 5.75% due 9/01/2015 (e)                                                          510

NR*      Baa2        1,500   Haywood County, North Carolina, Industrial Facilities and Pollution Control
                             Financing Authority Revenue Bonds (Champion International Corporation Project),
                             AMT, 6.25% due 9/01/2025                                                              1,516

NR*      Aaa           750   Iredell County, North Carolina, Public Facilities, Corporate Installment
                             Payment Revenue Bonds (School Projects), 6% due 6/01/2017 (a)                           821

AAA      Aaa           350   Johnston County, North Carolina, GO, 5.50% due 3/01/2017 (b)                            372

A-       A3          3,000   Martin County, North Carolina, Industrial Facilities and Pollution Control
                             Financing Authority Revenue Bonds (Solid Waste Disposal--Weyerhaeuser Company),
                             AMT, 6.80% due 5/01/2024                                                              3,142

AA-      Aa2           500   New Hanover County, North Carolina, Public Improvement, GO, 5.75% due
                             11/01/2015                                                                              552

AAA      Aaa         1,500   North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds,
                             Series B, 5.875% due 1/01/2021 (f)                                                    1,583

                             North Carolina HFA, S/F Revenue Bonds:
AA       Aa2         2,120     AMT, Series V, 6.80% due 9/01/2025 (d)                                              2,176
AA       Aa2         1,175     AMT, Series X, 6.70% due 9/01/2026                                                  1,220
AA       Aa2         1,350     Series W, 6.50% due 3/01/2018                                                       1,397

AAA      Aaa         1,500   North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds
                             (Duke University Health System), Series B, 4.75% due 6/01/2021 (f)                    1,422



PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch North Carolina Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

ACES SM    Alternative Convertible Extendible Securities
AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
M/F        Multi-Family
S/F        Single-Family



Merrill Lynch North Carolina Municipal Bond Fund,
January 31, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)

S&P      Moody's     Face
Ratings  Ratings    Amount                               Issue                                                   Value
North Carolina (concluded)

                             North Carolina Medical Care Commission, Hospital Revenue Bonds
                             (Pooled Financing Project), ACES (i):
NR*      VMIG1++    $   50     Series A, 1.55% due 10/01/2020                                                   $     50
NR*      VMIG1++       100     Series B, 1.50% due 10/01/2013                                                        100

                             North Carolina Municipal Power Agency Number 1, Catawba Electric
                             Revenue Refunding Bonds, Series B:
A        NR*         1,080     6.375% due 1/01/2013                                                                1,174
BBB+     Baa1          500     6.375% due 1/01/2013                                                                  536

NR*      A2          1,175   North Carolina State Educational Assistance Authority Revenue Bonds
                             (Guaranteed Student Loan), AMT, Sub-lien, Series C, 6.35% due 7/01/2016               1,225

                             Piedmont Triad Airport Authority, North Carolina, Airport Revenue
                             Refunding Bonds, Series A (e):
AAA      Aaa         1,000     6.375% due 7/01/2016                                                                1,122
AAA      Aaa         1,000     6% due 7/01/2024                                                                    1,071

NR*      Aaa         1,000   Raleigh Durham, North Carolina, Airport Authority, Airport Revenue Bonds,
                             Series A, 5.25% due 11/01/2015 (b)                                                    1,038

AAA      Aa1           695   Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, 5.25%
                             due 3/01/2017                                                                           715

AAA      Aaa         1,000   Randolph County, North Carolina, COP, 5.75% due 6/01/2022 (e)                         1,058

AAA      Aaa           820   University of North Carolina, Greensboro, General Revenue Refunding Bonds,
                             Series B, 5.375% due 4/01/2015 (e)                                                      866


Puerto Rico--7.7%

AAA      Aaa           375   Puerto Rico Commonwealth, Public Improvement, GO, 5.375% due 7/01/2014 (f)              401

AAA      Aaa           500   Puerto Rico Electric Power Authority, Power Revenue Bonds, Trust Receipts,
                             Class R, Series 16 HH, 9.33% due 7/01/2013 (e)(h)                                       647

A-       Baa3        1,500   Puerto Rico Public Finance Corporation Revenue Bonds, Commonwealth
                             Appropriation, Series E, 5.7% due 08/01/2025                                          1,526

Total Investments (Cost--$31,669)--99.1%                                                                          33,114
Other Assets Less Liabilities--0.9%                                                                                  306
                                                                                                                --------
Net Assets--100.0%                                                                                              $ 33,420
                                                                                                                ========

(a)AMBAC Insured.
(b)FGIC Insured.
(c)FNMA Collateralized.
(d)FNMA/GNMA Collateralized.
(e)FSA Insured.
(f)MBIA Insured.
(g)Prerefunded.
(h)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2002.
(i)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2002.
*Not Rated.
++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.



Merrill Lynch North Carolina Municipal Bond Fund,
January 31, 2002


FINANCIAL INFORMATION


Statement of Assets and Liabilities as of January 31, 2002
Assets:         Investments, at value (identified cost--$31,669,215)                                        $ 33,114,237
                Cash                                                                                             467,466
                Receivables:
                   Interest                                                                $    442,204
                   Beneficial interest sold                                                      61,634
                   Securities sold                                                                5,000          508,838
                                                                                           ------------
                Prepaid registration fees and other assets                                                        13,112
                                                                                                            ------------
                Total assets                                                                                  34,103,653
                                                                                                            ------------

Liabilities:    Payables:
                   Beneficial interest redeemed                                                 598,810
                   Dividends to shareholders                                                     34,200
                   Investment adviser                                                            16,495
                   Distributor                                                                   10,335          659,840
                                                                                           ------------
                Accrued expenses and other liabilities                                                            23,496
                                                                                                            ------------
                Total liabilities                                                                                683,336
                                                                                                            ------------

Net Assets:     Net assets                                                                                  $ 33,420,317
                                                                                                            ============

Net Assets      Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:     number of shares authorized                                                                 $     56,818
                Class B Shares of beneficial interest, $.10 par value, unlimited
                number of shares authorized                                                                      201,137
                Class C Shares of beneficial interest, $.10 par value, unlimited
                number of shares authorized                                                                       18,509
                Class D Shares of beneficial interest, $.10 par value, unlimited
                number of shares authorized                                                                       40,911
                Paid-in capital in excess of par                                                              32,916,223
                Accumulated realized capital losses on investments--net                                      (1,258,303)
                Unrealized appreciation on investments--net                                                    1,445,022
                                                                                                            ------------
                Net assets                                                                                  $ 33,420,317
                                                                                                            ============

Net Asset:      Class A--Based on net assets of $5,981,930 and 568,179 shares
Value                    of beneficial interest outstanding                                                 $      10.53
                                                                                                            ============
                Class B--Based on net assets of $21,180,753 and 2,011,371 shares
                         of beneficial interest outstanding                                                 $      10.53
                                                                                                            ============
                Class C--Based on net assets of $1,948,791 and 185,087 shares
                         of beneficial interest outstanding                                                 $      10.53
                                                                                                            ============
                Class D--Based on net assets of $4,308,843 and 409,111 shares
                         of beneficial interest outstanding                                                 $      10.53
                                                                                                            ============

See Notes to Financial Statements.


Merrill Lynch North Carolina Municipal Bond Fund,
January 31, 2002


FINANCIAL INFORMATION (continued)

Statement of Operations

                                                                                                             For the Six
                                                                                                            Months Ended
                                                                                                        January 31, 2002
Investment      Interest                                                                                    $  1,001,673
Income:

Expenses:       Investment advisory fees                                                   $     97,872
                Account maintenance and distribution fees--Class B                               57,863
                Accounting services                                                              38,854
                Professional fees                                                                37,272
                Printing and shareholder reports                                                 20,653
                Transfer agent fees--Class B                                                      7,741
                Registration fees                                                                 7,201
                Account maintenance and distribution fees--Class C                                5,499
                Trustees' fees and expenses                                                       5,190
                Pricing fees                                                                      2,984
                Account maintenance fees--Class D                                                 2,161
                Transfer agent fees--Class A                                                      1,824
                Transfer agent fees--Class D                                                      1,251
                Custodian fees                                                                    1,032
                Transfer agent fee--Class C                                                         605
                Other                                                                             4,152
                                                                                           ------------
                Total expenses                                                                                   292,154
                                                                                                            ------------
                Investment income--net                                                                           709,519
                                                                                                            ------------

Realized &      Realized gain on investments--net                                                                157,079
Unrealized      Change in unrealized appreciation on investments--net                                          (312,832)
Gain (Loss) on                                                                                              ------------
Investments     Net Increase in Net Assets Resulting from Operations                                        $    553,766
--Net:                                                                                                      ============


See Notes to Financial Statements.


Statements of Changes in Net Assets

                                                                                           For the Six       For the
                                                                                           Months Ended     Year Ended
Increase (Decrease) in Net Assets:                                                        Jan. 31, 2002   July 31, 2001
Operations:     Investment income--net                                                     $    709,519     $  1,535,323
                Realized gainon investments--net                                                157,079          351,239
                Change in unrealized appreciation on investments--net                         (312,832)        1,182,188
                                                                                           ------------     ------------
                Net increasein net assets resulting from operations                             553,766        3,068,750
                                                                                           ------------     ------------

Dividends to    Investment income--net:
Shareholders:      Class A                                                                    (137,153)        (313,088)
                   Class B                                                                    (445,847)        (995,563)
                   Class C                                                                     (34,406)         (68,513)
                   Class D                                                                     (92,113)        (158,159)
                                                                                           ------------     ------------
                Net decrease in net assets resulting from dividends to shareholders           (709,519)      (1,535,323)
                                                                                           ------------     ------------

Beneficial      Net decrease in net assets derived from beneficial interest
Interest        transactions                                                                (1,804,504)      (3,542,756)
Transactions:                                                                              ------------     ------------

Net Assets:     Total decrease in net assets                                                (1,960,257)      (2,009,329)
                Beginning of period                                                          35,380,574       37,389,903
                                                                                           ------------     ------------
                End of period                                                              $ 33,420,317     $ 35,380,574
                                                                                           ============     ============

See Notes to Financial Statements.


Merrill Lynch North Carolina Municipal Bond Fund,
January 31, 2002


FINANCIAL INFORMATION (continued)

Financial Highlights


The following per share data and ratios                                                      Class A
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended
                                                             January 31,           For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                          2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of period          $   10.57    $   10.14    $   10.35    $   11.00    $   10.87
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .23          .48          .49          .47          .50
                Realized and unrealized gain (loss)
                on investments--net                               (.04)          .43        (.21)        (.35)          .13
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .19          .91          .28          .12          .63
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions:
                   Investment income--net                         (.23)        (.48)        (.49)        (.47)        (.50)
                   Realized gain on investments--net                 --           --           --        (.20)         --++
                   In excess of realized gain on
                   investments--net                                  --           --           --        (.10)           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions                 (.23)        (.48)        (.49)        (.77)        (.50)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $   10.53    $   10.57    $   10.14    $   10.35    $   11.00
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share             1.84%+++        9.13%        2.90%        1.02%        5.99%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses                                         1.27%*        1.11%         .96%        1.03%         .90%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income--net                           4.36%*        4.61%        4.90%        4.39%        4.59%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period (in thousands)      $   5,982    $   6,441    $   7,177    $   9,094    $   8,753
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               13.18%       28.58%       58.02%       47.52%      125.23%
                                                              =========    =========    =========    =========    =========



The following per share data and ratios                                                      Class B
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended
                                                             January 31,           For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                          2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of period          $   10.57    $   10.14    $   10.35    $   11.01    $   10.88
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .21          .42          .44          .42          .45
                Realized and unrealized gain (loss)
                on investments--net                               (.04)          .43        (.21)        (.36)          .13
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .17          .85          .23          .06          .58
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions:
                   Investment income--net                         (.21)        (.42)        (.44)        (.42)        (.45)
                   Realized gain on investments--net                 --           --           --        (.20)         --++
                   In excess of realized gain on
                   investments--net                                  --           --           --        (.10)           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions                 (.21)        (.42)        (.44)        (.72)        (.45)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $   10.53    $   10.57    $   10.14    $   10.35    $   11.01
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share             1.58%+++        8.58%        2.38%         .41%        5.45%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses                                         1.78%*        1.63%        1.46%        1.54%        1.41%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income--net                           3.85%*        4.09%        4.39%        3.88%        4.08%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period (in thousands)      $  21,180    $  23,157    $  25,533    $  32,886    $  37,204
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               13.18%       28.58%       58.02%       47.52%      125.23%
                                                              =========    =========    =========    =========    =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch North Carolina Municipal Bond Fund,
January 31, 2002


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)


The following per share data and ratios                                                      Class C
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended
                                                             January 31,           For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                          2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of period          $   10.57    $   10.13    $   10.35    $   11.00    $   10.87
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .20          .41          .43          .41          .44
                Realized and unrealized gain (loss)
                on investments--net                               (.04)          .44        (.22)        (.35)          .13
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .16          .85          .21          .06          .57
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions:
                   Investment income--net                         (.20)        (.41)        (.43)        (.41)        (.44)
                   Realized gain on investments--net                 --           --           --        (.20)         --++
                   In excess of realized gain on
                   investments--net                                  --           --           --        (.10)           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions                 (.20)        (.41)        (.43)        (.71)        (.44)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $   10.53    $   10.57    $   10.13    $   10.35    $   11.00
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share             1.53%+++        8.58%        2.18%         .41%        5.35%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses                                         1.88%*        1.73%        1.56%        1.64%        1.51%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income--net                           3.75%*        4.00%        4.29%        3.78%        3.98%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period (in thousands)      $   1,949    $   1,743    $   1,868    $   2,404    $   2,527
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               13.18%       28.58%       58.02%       47.52%      125.23%
                                                              =========    =========    =========    =========    =========



The following per share data and ratios                                                      Class D
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended
                                                             January 31,           For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                          2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of period          $   10.57    $   10.14    $   10.36    $   11.01    $   10.88
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .23          .47          .48          .46          .49
                Realized and unrealized gain
                (loss) on investments--net                        (.04)          .43        (.22)        (.35)          .13
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .19          .90          .26          .11          .62
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions:
                   Investment income--net                         (.23)        (.47)        (.48)        (.46)        (.49)
                   Realized gain on investments--net                 --           --           --        (.20)         --++
                   In excess of realized gain on
                   investments--net                                  --           --           --        (.10)           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions                 (.23)        (.47)        (.48)        (.76)        (.49)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $   10.53    $   10.57    $   10.14    $   10.36    $   11.01
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share             1.78%+++        9.02%        2.70%         .92%        5.88%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses                                         1.37%*        1.24%        1.05%        1.14%        1.00%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income--net                           4.26%*        4.47%        4.81%        4.28%        4.49%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period (in thousands)      $   4,309    $   4,040    $   2,812    $   3,057    $   2,534
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               13.18%       28.58%       58.02%       47.52%      125.23%
                                                              =========    =========    =========    =========    =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.



Merrill Lynch North Carolina Municipal Bond Fund,
January 31, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch North Carolina Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company
Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select
Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.



Merrill Lynch North Carolina Municipal Bond Fund,
January 31, 2002


(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; ..525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                           Account          Distribution
                       Maintenance Fee          Fee

Class B                      .25%               .25%
Class C                      .25%               .35%
Class D                      .10%                 --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 2002, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                             FAMD            MLPF&S

Class A                     $   5            $    54
Class D                     $ 480            $ 5,609


For the six months ended January 31, 2002, MLPF&S received contingent deferred sales charges of $10,662 and $12 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended January 31, 2002, the Fund reimbursed FAM $3,964 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2002 were $4,491,721 and $5,405,925, respectively.

Net realized gains for the six months ended January 31, 2002 and unrealized gains as of January 31, 2002 were as follows:


                                       Realized          Unrealized
                                        Gains              Gains

Long-term investments                $   157,079        $ 1,445,022
                                     -----------        -----------
Total                                $   157,079        $ 1,445,022
                                     ===========        ===========



Merrill Lynch North Carolina Municipal Bond Fund,
January 31, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


As of January 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $1,445,022, of which $1,452,581 related to appreciated securities and $7,559 related to depreciated securities. The aggregate cost of investments at January 31, 2002 for Federal income tax purposes was $31,669,215.


4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $1,804,504 and $3,542,756 for the six months ended January 31, 2002 and for the year ended July 31, 2001, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six Months                         Dollar
Ended January 31, 2002                    Shares          Amount

Shares sold                               11,686       $    122,323
Shares issued to shareholders
in reinvestment of dividends               8,188             86,501
                                     -----------       ------------
Total issued                              19,874            208,824
Shares redeemed                         (60,975)          (642,387)
                                     -----------       ------------
Net decrease                            (41,101)       $  (433,563)
                                     ===========       ============




Class A Shares for the Year                               Dollar
Ended July 31, 2001                       Shares          Amount

Shares sold                               55,573       $    574,171
Shares issued to shareholders
in reinvestment of dividends              18,940            196,441
                                     -----------       ------------
Total issued                              74,513            770,612
Shares redeemed                        (173,402)        (1,803,749)
                                     -----------       ------------
Net decrease                            (98,889)       $(1,033,137)
                                     ===========       ============



Class B Shares for the Six Months                         Dollar
Ended January 31, 2002                    Shares          Amount

Shares sold                              135,716       $  1,436,211
Shares issued to shareholders
in reinvestment of dividends              20,253            213,969
                                     -----------       ------------
Total issued                             155,969          1,650,180
Automatic conversion of shares          (21,904)          (233,532)
Shares redeemed                        (312,886)        (3,289,413)
                                     -----------       ------------
Net decrease                           (178,821)       $(1,872,765)
                                     ===========       ============



Class B Shares for the Year                               Dollar
Ended July 31, 2001                       Shares          Amount

Shares sold                              242,776       $  2,514,251
Shares issued to shareholders
in reinvestment of dividends              47,267            490,204
                                     -----------       ------------
Total issued                             290,043          3,004,455
Automatic conversion of shares          (99,506)        (1,031,140)
Shares redeemed                        (519,188)        (5,369,677)
                                     -----------       ------------
Net decrease                           (328,651)       $(3,396,362)
                                     ===========       ============



Class C Shares for the Six Months                         Dollar
Ended January 31, 2002                    Shares          Amount

Shares sold                               41,814       $    439,612
Shares issued to shareholders
in reinvestment of dividends               1,658             17,518
                                     -----------       ------------
Total issued                              43,472            457,130
Shares redeemed                         (23,212)          (243,732)
                                     -----------       ------------
Net increase                              20,260       $    213,398
                                     ===========       ============



Class C Shares for the Year                               Dollar
Ended July 31, 2001                       Shares          Amount

Shares sold                               12,910       $    134,525
Shares issued to shareholders
in reinvestment of dividends               3,357             34,796
                                     -----------       ------------
Total issued                              16,267            169,321
Shares redeemed                         (35,706)          (367,964)
                                     -----------       ------------
Net decrease                            (19,439)       $  (198,643)
                                     ===========       ============



Class D Shares for the Six Months                         Dollar
Ended January 31, 2002                    Shares          Amount

Shares sold                               18,083       $    190,477
Automatic conversion of shares            21,903            233,532
Shares issued to shareholders
in reinvestment of dividends               4,270             45,126
                                     -----------       ------------
Total issued                              44,256            469,135
Shares redeemed                         (17,184)          (180,709)
                                     -----------       ------------
Net increase                              27,072       $    288,426
                                     ===========       ============



Merrill Lynch North Carolina Municipal Bond Fund,
January 31, 2002



Class D Shares for the Year                               Dollar
Ended July 31, 2001                       Shares          Amount

Shares sold                               46,137       $    479,906
Automatic conversion of shares            99,502          1,031,140
Shares issued to shareholders
in reinvestment of dividends               7,648             79,385
                                     -----------       ------------
Total issued                             153,287          1,590,431
Shares redeemed                         (48,598)          (505,045)
                                     -----------       ------------
Net increase                             104,689       $  1,085,386
                                     ===========       ============



5. Short-Term Borrowings:
The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended January 31, 2002.


6. Capital Loss Carryforward:
At July 31, 2001, the Fund had a net capital loss carryforward of approximately $1,222,000, of which $730,000 expires in 2008 and $492,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


7. Reorganizaton Plan:
On December 14, 2001, the Trust's Board of Trustees approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the National Portfolio of Merrill Lynch Municipal Bond Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of the National Portfolio. These Funds are registered, open-end management investment companies. Both entities have a similar investment objective and are managed by FAM.



OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Michael A. Kalinoski, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary



Joseph L. May, Trustee and Vincent R. Giordano, Senior Vice
President of Merrill Lynch North Carolina Municipal Bond Fund, have recently retired. The Fund's Board of Trustees wishes Messrs. May and Giordano well in their retirements.



Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863















































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